Principal Funds, Inc.
Supplement dated March 26, 2021
to the Prospectus dated December 31, 2020
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR EDGE MIDCAP FUND
Effective March 31, 2021, delete the Investment Advisor and Portfolio Managers section, and replace with the following:
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•Lauren Choi (since 2021), Associate Portfolio Manager
•Daniel R. Coleman (since 2015), Portfolio Manager
•Theodore Jayne (since 2015), Portfolio Manager

MANAGEMENT OF THE FUNDS
Effective March 31, 2021, under The Manager and Advisor, in the Advisor: Principal Global Investors, LLC section, add the following alphabetically to the list of portfolio managers:
Lauren Choi has been with Principal® since 2013 and has held various investment management roles on the equity team. She earned a bachelor’s degree in biomedical engineering from Johns Hopkins University.